UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  April 9, 2007



                             KAANAPALI LAND, LLC
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Delaware                     000-50273             01-0731997
----------------              ------------       --------------------
(State or other)              (Commission        (IRS Employer
Jurisdiction of               File Number)       Identification No.)
Organization



              900 N. Michigan Avenue, Chicago, Illinois  60611
              ------------------------------------------------
                   (Address of principal executive office)



     Registrant's telephone number, including area code:  (312) 915-1987
     -------------------------------------------------------------------



                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))



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


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 9, 2007, Kaanapali Land, LLC (the "Company") entered into a Plan and Agreement of Merger merging KLLLC Mergerco, LLC with and into the Company (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement and upon the effective time of the merger, each Class A Share will be converted into the right to receive $43.25 in cash per share. Each Class B Share shall remain issued and outstanding and continue to represent a membership interest in the Company, but shall no longer be denominated as Class B Shares and instead shall be redesignated as a percentage interest in the Company. Pursuant to the terms of the amended and restated limited liability company agreement of the Company, approval of the holders of Class A Shares is not required. The Company currently expects that the merger will close in the second quarter of 2007. Following the merger, the Company will send to holders of Class A Shares, a letter of transmittal which must be completed and returned before they will receive their cash consideration in the merger.

The foregoing description is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is filed as exhibit 2.1 to this Current Report on Form 8-K.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements as defined in Section 21A of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," or "continue." These forward-looking statements reflect our current expectation about our future performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual performance or achievements to be materially different from any expressed by these forward-looking statements.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit 2.1 Plan and Agreement of Merger merging KLLLC Mergerco, LLC with and into Kaanapali Land, LLC dated April 9, 2007.





















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


                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    KAANAPALI LAND, LLC
                                    (Registrant)


Date: April 10, 2007                         /s/ Gailen Hull
                                             ------------------------------
                                    Name:    Gailen Hull
                                    Title:   Senior Vice President





















































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


                                EXHIBIT INDEX




EXHIBIT
NO.         DESCRIPTION
-------     -----------

2.1 Plan and Agreement of Merger merging KLLLC Mergerco, LLC with and into Kaanapali Land, LLC dated April 9, 2007.



























































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